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                                 AIM FUNDS GROUP

                                AIM BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                            AIM GLOBAL UTILITIES FUND
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                             AIM NEW TECHNOLOGY FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND
                                 AIM VALUE FUND
                                AIM VALUE II FUND
                           AIM WORLDWIDE SPECTRUM FUND


                         Supplement dated August 1, 2001
          to the Statement of Additional Information dated May 1, 2001 as supplemented May 4, 2001 and July 6, 2001


This supplement supercedes and replaces in their entirety the supplements dated May 4, 2001 and July 6, 2001.

The following information replaces in its entirety the last bullet point appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES" - "PURCHASES AT CLASS A SHARES AT NET ASSET VALUE" on page 39 of the Statement of Additional Information:

         "o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."

In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 43 under the section, "PURCHASE, REDEMPTION AND PRICING OF SHARES -- CONTINGENT DEFERRED SALES CHARGES IMPOSED UPON REDEMPTION OF SHARES," effective July 13, 2001, the CDSC on redemptions of Class C shares of the funds will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:

             o a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

             o a 457 plan, even if more than one beneficiary or participant is involved.

The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- MANAGEMENT INFORMATION" on page 22 of the Statement of Additional Information:

         "The members of the Audit Committee are Bruce L. Crockett, Owen Daly II, Albert R. Dowden (acting Chairman), Edward K. Dunn, Jr. (on leave of absence),


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         Jack M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar and Dr. Prema Mathai-Davis. "

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- MANAGEMENT INFORMATION" on page 22 of the Statement of Additional Information:

         "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the fourth paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- MANAGEMENT INFORMATION" on page 22 of the Statement of Additional Information:

         "The members of the Committee on Directors/Trustees are Messrs. Crockett (Chairman), Daly, Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis."